SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                         February 23, 1998


                 SEARS ROEBUCK ACCEPTANCE CORP.

       (Exact name of registrant as specified in charter)



   Delaware          1-4040                51-0080535
(State or Other     (Commission         (IRS Employer
Jurisdiction of     File Number)        Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware              19807
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (302) 888-3112




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Item 5.        Other Events.

          On February 23, 1998, Registrant executed a Distribution Agreement with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, relating to $2,000,000,000 aggregate initial offering price of Medium-Term Notes Series V, to be sold from time to time pursuant to the Distribution Agreement.

          On February 26, 1998, Registrant executed a Pricing
Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several underwriters named therein, relating to $250,000,000 aggregate principal amount of Registrant's 7% Notes due
March 1, 2038 pursuant to an Underwriting Agreement dated September 18, 1997, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to debt securities.

Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.

Exhibit No.

   1(a) Distribution Agreement, dated August 22, 1996, among Registrant, Sears, Roebuck and Co., Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

   1(b) Pricing Agreement, dated February 25, 1998, among Registrant, Sears and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Underwriters named therein.

   1(c)   Underwriting Agreement, dated September 18, 1997, among
          Registrant, Sears and Merrill Lynch, Pierce, Fenner & Smith Incorporated herein by reference to Registrant's Current Report on Form 8-K dated September 18, 1997 (File No. 1-4040).

   4(a)   Form of fixed rate Medium-Term Note Series V.

   4(b)   Form of floating rate Medium-Term Note Series V.

   4(c)   Form of 7% Note.

   5 Opinion of Nancy K. Bellis dated Februry 23, 1998, relating to the validity of $2,000,000,000 aggregate initial offering price of Medium-Term Notes Series V and $200,000,000 aggregate principal amount of7% Notes due March 1, 2038.

   23     Consent of Nancy K. Bellis (included in Exhibit 5).

                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEARS ROEBUCK ACCEPTANCE CORP.




Date:  March 5, 1998           By: /S/George F. Slook
                                   George F. Slook
                                   Vice President, Finance and
                                   Assistant Secretary

                          EXHIBIT INDEX

Exhibit No.

   1(a) Distribution Agreement, dated August 22, 1996, among Registrant, Sears, Roebuck and Co., Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

   1(b) Pricing Agreement, dated February 25, 1998, among Registrant, Sears and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Underwriters named therein.

   1(c)   Underwriting Agreement, dated September 18, 1997, among
          Registrant, Sears and Merrill Lynch, Pierce, Fenner & Smith Incorporated herein by reference to Registrant's Current Report on Form 8-K dated September 18, 1997 (File No. 1-4040).

   4(a)   Form of fixed rate Medium-Term Note Series V.

   4(b)   Form of floating rate Medium-Term Note Series V.

   4(c)   Form of 7% Note.

   5 Opinion of Nancy K. Bellis dated Februry 23, 1998, relating to the validity of $2,000,000,000 aggregate initial offering price of Medium-Term Notes Series V and $200,000,000 aggregate principal amount of7% Notes due March 1, 2038.

   23     Consent of Nancy K. Bellis (included in Exhibit 5).